SUPPLEMENT TO THE PROSPECTUSES AND
STATEMENT OF ADDITIONAL INFORMATION
OF
WELLS FARGO INSTITUTIONAL MONEY MARKET FUNDS
For the Wells Fargo Cash Investment Money Market Fund (the “Fund”)

Effective immediately, the Wells Fargo Cash Investment Money Market Fund is no longer offered and all references to the Fund are hereby removed.

March 29, 2021	MMI031/P1204S2